Other income	12 Months Ended
Mar. 31, 2021
Other Income
Other income

10. Other income

	March 31,
	2019	2020	2021
Liability no longer required to be paid	22,063	38,973	87,925
Government grant	233,180	86,810	7,883
Gain on termination/rent concession of leases	-	27,241	33,238
Gain on sale of property, plant and equipment (net)	5,050	4,842	2,480
Miscellaneous income	3,492	1,765	519
Total	263,785	159,631	132,045

Yatra Online, Inc.

Notes to the consolidated financial statements for the year ended March 31, 2021

(Amount in INR thousands, except per share data and number of shares)

Government grant includes the Company’s entitlement to receive duty credit scrips as grant under Service Exports from India Scheme (SEIS) from the Government of India on achievement of certain conditions as notified under the scheme. Such scrips can be utilized against the payment of custom duty at the time of import of goods or services to India. Refer to note 27 for more details.

During the year ended March 31, 2020, Government grant includes the Company’s entitlement to receive grant under “Singapore’s Resilience Budget” from the Singapore Government on achievement of certain conditions as notified under the scheme. Refer to note 27 for more details.

Liability no longer required to be paid represent trade payables, that through the expiry of time, the Group has no further legal obligation to vendors.

Gain on termination/ rent concession of leases income include INR 22,036 gain on account of rent concession occurring as a direct consequence of the Covid-19 pandemic.